UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): November 30, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events.

Item 8.01.    Other Events.

On November 30, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-15AR (the “MSM 2007-15AR Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-15AR (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-18, Class 2-A-19, Class 2-A-20, Class 2-A-21, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 5-A-6, Class 5-A-7, Class 5-A-8, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5, Class 6-A-6, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 and Class A-R Certificates, (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of November 29, 2007 (the “Underwriting Agreement”), between the Registrant and the Underwriter.

The purpose of this amendment on Form 8-K/A is to replace the documents related to the mortgage loans backing the Publicly-Offered Certificates that were acquired from Quicken Loans, Inc. (“Quicken”), which were filed on Form 8-K on December 17, 2007.

Certain of the mortgage loans were purchased from Quicken pursuant to a certain Second Amended and Restated Mortgage Loan Purchase and Warranties Servicing Agreement, dated as of June 1, 2006 (the “Quicken Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Quicken, and acknowledged by the Trustee (the “Quicken Assignment Agreement”).  The Quicken Purchase Agreement is annexed hereto as Exhibit 99.15a and the Quicken Assignment Agreement is annexed hereto as Exhibit 99.15b.

Certain of the mortgage loans were acquired from Quicken pursuant to the Quicken Purchase Agreement, as amended by Amendment No. 1 to the Quicken Purchase Agreement dated as of December 1, 2006 (the “Quicken Amendment No. 1”) and by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Quicken, and acknowledged by the Trustee (the “Quicken (Neg Am) Assignment Agreement”).  The Quicken Purchase Agreement is annexed hereto as Exhibit 99.15a, the Quicken Amendment No. 1 is annexed hereto as Exhibit 99.16a and the Quicken (Neg Am) Assignment Agreement is annexed hereto as Exhibit 99.16b.

The documents filed on Form 8-K on December 17, 2007 as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5a, 99.6a, 99.6b, 99.7a, 99.7b, 99.8a, 99.8b, 99.9a, 99.9b, 99.10a, 99.10b, 99.11a, 99.11b, 99.12a, 99.12b, 99.12c, 99.13a, 99.13b, 99.13c, 99.14a, 99.14b, 99.17a, 99.17b, 99.18a, 99.18b, 99.19a, 99.19b, 99.20a, 99.20b, 99.21a, 99.21b and 99.22a are not amended hereby.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Section 9    Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:                                                                                                                                                                                          Page:

Exhibit 99.15a	Quicken Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

Exhibit 99.15b
Quicken Assignment Agreement, dated as of November 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Quicken Loans, Inc., and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.16a	Quicken Amendment No. 1, dated as of December 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

Exhibit 99.16b
Quicken (Neg Am) Assignment Agreement, dated as of November 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Quicken Loans, Inc., and acknowledged by LaSalle Bank National Association, as trustee.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   December 28, 2007

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)

99.15a	Quicken Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.	E
99.15b
Quicken Assignment Agreement, dated as of November 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Quicken Loans, Inc., and acknowledged by LaSalle Bank National Association, as trustee.

E
99.16a	Quicken Amendment No. 1, dated as of December 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.	E
99.16b
Quicken (Neg Am) Assignment Agreement, dated as of November 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Quicken Loans, Inc., and acknowledged by LaSalle Bank National Association, as trustee.

E